UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	May 19, 2008

The Manitowoc Company, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-11978	39-0448110
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

2400 S. 44th Street, Manitowoc, Wisconsin 54221-0066
(Address of principal executive offices, including ZIP code)
(920) 684-4410
(Registrant’s telephone number, including area code)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

        On May 19, 2008, The Manitowoc Company, Inc. (“the Company”) issued a press release in the U.S. (the “U.S. Press Release”) and a press release in the U.K. (the “U.K. Press Release”) announcing that it has increased its original offer for Enodis plc (“Enodis”). The original offer was announced on April 14, 2008. The Company also announced that it has amended its Credit Agreement with JPMorgan Chase Bank, N.A. and certain other lenders in connection with the increased offer. The Company is furnishing the U.S. Press Release and the U.K. Press Release as, respectively, Exhibits 99.1 and 99.2 hereto, both of which are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

The following exhibits are furnished herewith:

(99.1)	U.S. Press Release dated May 19, 2008

(99.2)	U.K. Press Release dated May 19, 2008

Forward Looking Statements

        This Current Report on Form 8-K and the exhibits hereto include “forward-looking statements” intended to qualify for the safe harbor from liability under the Private Securities Litigation Reform Act of 1995. These statements are based on the current expectations of the management of the Company and are subject to uncertainty and changes in circumstances. The forward-looking statements contained or incorporated by reference herein, and the exhibits hereto, include statements about the expected effects on the Company of the proposed acquisition of Enodis, the expected timing and conditions precedent relating to the proposed acquisition, anticipated earnings enhancements, estimated cost savings and other synergies, costs to be incurred in achieving synergies, potential divestitures and other strategic options and all other statements in this Current Report on Form 8-K and the exhibits hereto other than statements of historical fact. Forward-looking statements include, without limitation, statements typically containing words such as “intends”, “expects”, “anticipates”, “targets”, “estimates” and words of similar import. By their nature, forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by such forward-looking statements. These factors include, but are not limited to, unanticipated issues associated with the satisfaction of the conditions precedent relating to the proposed acquisition; issues associated with obtaining necessary regulatory approvals and the terms and conditions of such approvals; the inability to integrate successfully Enodis within the Company or to realize synergies from such integration within the time periods anticipated; and changes in anticipated costs related to the acquisition of Enodis. Additional factors that could cause actual results and developments to differ materially include, among others:

–	unanticipated changes in revenues, margins, costs, and capital expenditures;
–	issues associated with new product introductions;
–	matters impacting the successful and timely implementation of ERP systems;
–	foreign currency fluctuations;
–	increased raw material prices;
–	unexpected issues associated with the availability of local suppliers and skilled labor;
–	the risks associated with growth;
–	geographic factors and political and economic risks;
–	actions of Company competitors;
–	changes in economic or industry conditions generally or in the markets served by the Company and Enodis;
–	the state of financial and credit markets;
–	unanticipated issues associated with refresh/renovation plans by national restaurant accounts;
–	efficiencies and capacity utilization of facilities;
–	issues related to new facilities and expansion of existing facilities;
–	work stoppages, labor negotiations, and labor rates;
–	government approval and funding of projects;
–	the ability of customers to receive financing; and
–	the ability to complete and appropriately integrate restructurings, consolidations, acquisitions, divestitures, strategic alliances, and joint ventures.

        Information on the potential factors that could affect the Company is also included in its filings with the Securities and Exchange Commission, including, but not limited to, its Annual Report on Form 10-K for the fiscal year ended December 31, 2007. The Company undertakes no obligation to update or revise forward-looking statements, whether as a result of new information, future events or otherwise. Forward-looking statements only speak as of the date on which they are made.

No Offer or Solicitation

        This Current Report on Form 8-K is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the proposed acquisition or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MANITOWOC COMPANY, INC.
Date: May 19, 2008	By: /s/ Maurice D. Jones
Maurice D. Jones
Senior Vice President, General Counsel and Secretary

THE MANITOWOC COMPANY, INC.FORM 8-K
EXHIBIT INDEX

Exhibit
Number	Description

(99.1)	U.S. Press Release dated May 19, 2008

(99.2)	U.K. Press Release dated May 19, 2008